Dror Ortho-Design, Inc. 8-K

Exhibit 99.3

NOVINT TECHNOLOGIES, INC.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2023

(UNAUDITED)

On July 5, 2023, Novint Technologies, Inc. (“Novint” the “Company”) entered into a Share Exchange Agreement (as amended, the “Exchange Agreement”) by and among Novint, Dror Ortho-Design Ltd., a company incorporated under the laws of the State of Israel (“Dror”) and the shareholders of Dror. Pursuant to the terms and conditions of the Exchange Agreement, (i) the shareholders of Dror agreed to transfer 235,088 ordinary shares of Dror (the “Dror Shares”) to the Company in exchange for 7,576,998.63 shares of Series A Convertible Preferred Stock of the Company, par value $0.0001 per share (“Novint Preferred Stock”) and 106,782,187 shares of common stock of the Company (the “Common Stock”)(the “Share Exchange”), (ii) in connection with the Share Exchange, the Company agreed to assume all of Dror’s obligations under Dror’s outstanding share options (the “Dror Options”) and exchange such Dror Options for options to purchase a proportionate number of shares of Common Stock; and (iii) the Company agreed to assume all outstanding Series A-4 Warrants to purchase Dror’s ordinary shares (together with the Dror Shares and the Dror Warrants, the “Dror Securities”) and convert such warrants into five-year warrants to acquire shares of Common Stock at an exercise price of $0.033 per share. As a result of the Share Exchange, Dror will become a wholly owned subsidiary of the Company.

Prior to the closing of the share exchange, holders or outstanding preferred stock of Dror converted their preferred shares into Dror ordinary shares.

As condition of closing of the Share Exchange, the Company sold to investors (Private Placement Investors) 186,363,631 shares of Common Stock and 2,704,545.45 shares of Novint Preferred Stock for aggregate proceeds of $5,025,000, with each Private Placement Investor entitle to receive for each Private Placement share purchased by such Private Placement Investor, and if applicable, the underlying shares issuable upon the full conversion of shares of Novint Preferred Stock received by Private Placement Investors, one five-year warrant to acquire shares of Company Common Stock at an exercise price of $0.033 per share.

The following unaudited pro forma condensed consolidated statement of financial position of Novint as of March 31, 2023 is based on the historical consolidated financial statements of Novint and historical financial statements of Dror. The merger is accounted for as a reverse recapitalization with Dror as the accounting acquiror and assumes the Private Placement has occurred prior to the merger. The unaudited pro forma condensed consolidated statements of operations of Novint for the year ended December 31, 2022, and for the three months ended March 31, 2023, are based on the historical consolidated financial statements of Novint and historical financial statements of Dror. The Merger is accounted for as a reverse recapitalization and assumes the Private Placement has closed.

The transaction accounting adjustments consist of those necessary to account for the Merger. The unaudited pro forma condensed consolidated statement of financial position as of March 31, 2023, gives effect to the Merger and the Private Placement as if the transactions had occurred on March 31, 2023, and includes all adjustments necessary to reflect the application of acquisition accounting for the Merger. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2022, and the three months ended March 31, 2023 and give effect to the Merger as if they both had occurred on January 1, 2022 and include all adjustments necessary to reflect the accounting for the Merger.

The unaudited pro forma condensed consolidated financial information does not give effect to any cost savings, operating synergies or revenue synergies that may result from Merger or the costs to achieve any synergies.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, in accordance with Article 11 of Regulation S-X and are not intended to represent or to be indicative of the income or financial position that the Company would have reported had the Merger been completed as of the dates set forth in the unaudited pro forma condensed consolidated financial statements due to various factors. The unaudited pro forma condensed consolidated statement of financial position does not purport to represent the future financial position of the Company and the unaudited pro forma condensed consolidated statements of operations do not purport to represent the future results of operations of the Company.

The unaudited pro forma condensed consolidated financial statements reflect management’s preliminary estimates of the fair value of purchase consideration and the fair values of tangible and intangible assets acquired and liabilities assumed in the Merger. Since these unaudited pro forma condensed consolidated financial statements have been prepared based on preliminary estimates of the fair value of warrants and fair values of assets acquired and liabilities assumed, the actual amounts to be reported in future filings may differ materially from the amounts used in the pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial information is presented to illustrate the estimated effects of the Merger, and should be read in conjunction with the following:

i.	The audited financial statements of Dror as of and for the years ended December 31, 2022 and 2021.

ii.	The audited consolidated financial statements of Novint as of and for the years ended December 31, 2022 and 2021.

iii.	The unaudited financial statements of Dror as of and for the three-month periods ended March 31, 2023 and 2022

iv.	The unaudited consolidated financial statements of Novint as of and for the three-month periods then ended March 31, 2023 and 2022.

NOVINT TECHNOLOGIES, INC.

PRO FORMA CONDENDSED CONSOLIDATED BALANCE SHEET

March 31,2023

(UNAUDITED)

	Novint	Dror	Transaction Adjustments		Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$23,356	$230,019	5,025,000	2	$5,278,375
Accounts receivable	—	222,823	—		222,823
Prepaid and other current assets	5,483	—	—		5,483
Total Current Assets	28,839	452,842	5,025,000		5,506,681

NONCURRENT ASSETS:
Property and equipment, net	—	2,831	—		2,831
TOTAL ASSETS	$28,839	$455,673	$5,025,000		$5,509,512

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$107,442	$262,875	$—		$370,317
Accrued royalties	695,632	—	—		695,632
Total Current Liabilities	803,074	262,875	—		1,065,949

NONCURRENT LIABILITIES:
Accrued severance	—	298	—		298
Derivative liability	—	—	34,153,775	2,3	34,153,775

TOTAL LIABILITIES	803,074	263,173	34,153,775		35,220,022

STOCKHOLDERS' DEFICIT
Novint:
Series A convertible preferred stock, $.0001 par value; 12,500,000 shares authorized, shares issued and outstanding ; 0 actual and 10,054,632 pro forma	—	—	1,028	2	1,028
Common stock, $0.0001 par value; 500,000,000 shares authorized, issued and outstanding; 202,308,728 actual and 500,000,000 pro forma	20,231	—	18,336	2,4	38,567
Dror:
Preferred stock - Series A-1, NIS 0.01 par value	—	141	(141)	1	—
Preferred stock - Series A-2, NIS 0.01 par value	—	39	(39)	1	—
Preferred stock - Series A-3, NIS 0.01 par value	—	52	(52)	1	—
Preferred stock - Series A-4, NIS 0.01 par value	—	100	(100)	1	—
Preferred stock - Series A-5, NIS 0.01 par value	—	246	(246)	1	—
Ordinary shares, NIS 0.01 par value	—	294	(294)	1, 2	—

Additional paid in capital	41,059,293	10,763,058	(31,090,587)	2	20,731,764
Accumulated deficit	(41,853,759	(10,571,430)	1,943,320	2	(50,481,869)
TOTAL STOCKHOLDERS’ (DEFICIT) EQUITY	(774,235)	192,500	5,025,000		(29,710,510)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$28,839	$455,673	$5,025,000		$5,509,512

NOVINT TECHNOLOGIES, INC

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2023

(UNAUDITED)

	Novint	Dror	Transaction Adjustments		Consolidated

Revenue	$—	$—	$—		$—

Operating Expenses
Research and development expenses	—	190,744	—		190,744
General and administrative expenses	50,379	216,416	—		266,795
Total Operating Expenses	50,379	407,160	—		457,539

Loss from operations	(50,379)	(407,160)	—		(457,539)

Other income (expense), net:
Finance income (expense), net	—	(1,448)	—		(1,448)
Change in fair value of derivative liability	—	—	(20,146,779)	4	(20,146,779)
Total other expense	—	(1,448)	(20,146,779)		(20,148,227)

Loss before provision for income taxes
Provision for income taxes	—	—	—		—
Net loss	$(50,379)	$(408,608)	$(20,146,779)		$(20,605,766)

Net loss per share
Basic	$(0.00)	$(5.16)	$(0.04)		$(0.04)
Diluted	(0.00)	(5.16)	(0.04)		(0.04)

Weighted-average common shares outstanding
Basic	202,308,728	79,156	500,000,000		500,000,000
Diluted	202,308,728	79,156	500,000,000		500,000,000

NOVINT TECHNOLOGIES, INC

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

(UNAUDITED)

	Novint	Dror	Transaction Adjustments		Consolidated

Revenue	$—	$—	$—		$—

Operating Expenses
Research and development expenses	—	723,227	—		723,227
General and administrative expenses	178,736	962,014	—		1,140,750
Total Operating Expenses	178,736	1,685,241	—		(1,863,977)

Loss from operations	(178,736)	(1,685,241)	—		(1,863,977)

Other income (expense), net:
Finance income (expense), net	—	1,742	—		1,742
Change in fair value of derivative liability	—	—	131,102,199	4	131,102,199
Interest expense, net	(14)	—	—		(14)
Total other income (expense)	(14)	1,742	131,102,199		131,103,927

Income (loss) before provision for income taxes
Provision for income taxes	—	—	—		—
Net earnings (loss)	$(178,750)	$(1,683,499)	$131,102,199		$129,239,950

Net loss per share
Basic	$(0.00)	$(3.87)	$0.26		$0.26
Diluted	(0.00)	(3.87)	0.05		0.05

Weighted-average common shares outstanding
Basic	202,308,728	112,102	500,000,000		500,000,000
Diluted	202,308,728	112,102	2,827,113,852		2,827,113,852

NOVINT TECHNOLOGIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2023 AND DECEMBER 31, 2022

(UNAUDITED)

NOTE 1 — BASIS OF PRO FORMA PRESENTATION

The accompanying unaudited pro forma consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma consolidated financial information has been prepared to illustrate the effect of the Reverse Recapitalization and the Private Placement Transactions (the “Transactions”) and have been prepared for informational purposes only.

The unaudited pro forma consolidated balance sheet as of March 31, 2023 assumes that the Transactions occurred on March 31, 2023. The unaudited pro forma consolidated income statements for the three months ended March 31, 2023, and year ended December 31, 2022, assume that the Reorganization Transactions occurred on January 1, 2023 and January 1, 2022, respectively.

Management has made significant estimates and assumptions in its determination of the transaction accounting adjustments. As the unaudited pro forma consolidated financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma consolidated financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Merger.

The transaction accounting adjustments reflecting the completion of the Reverse Recapitalization and the Private Placement transactions are based on currently available information and assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited transaction accounting adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the transaction accounting adjustments, and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all the significant effects of the Reverse Recapitalization and the Private Placement transactions based on information available to management at the current time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated financial information is not necessarily indicative of what the actual results of operations and financial position of Novint Technologies, Inc. would have been had the Reverse Recapitalization and the Private Placement transactions taken place on the date indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of Novint.

Transaction Accounting Adjustments to Unaudited Pro Forma Consolidated Financial Statements

The transaction accounting adjustments included in the unaudited pro forma consolidated balance sheet as of March 31, 2023 and the unaudited pro forma statements of operations for the three months ended March 31, 2023 and the year ended December 31, 2022 follow:

1.	Conversion of shares of Dror Preferred stock - Series A-1, Preferred stock - Series A-2, Preferred stock - Series A-3, Preferred stock - Series A-4 and Preferred stock - Series A-5, into Dror ordinary shares. prior to merger and recapitalization

2.	Effect of the reverse recapitalization - the issuance of 7,576,999 shares of Novint Preferred Stock, 106,782,187 shares of Novint Common Stock, 489,834,426 Novint common stock warrants, and 253,325,720 Novint common stock options in exchange for: (i) 235,088 Dror ordinary shares, (ii) Dror outstanding Series A-4 warrants, and (iii) Dror options, thereby eliminating par value of Dror ordinary shares, Dror additional paid in capital, and Novint accumulated deficit. The Novint warrants have been accounted for as a derivative liability (Note32).

The Novint options have been accounted for as a derivative liability with a fair value of $5,142,991 with the change in fair value reflected in the calculation of net income or loss. The company calculated the Fair value of the options at the end of each accounting period using the Black-Scholes option valuation model. The inputs and the resulting fair value are shown in the following table.

Input	1/1/2022		12/31/2022	3/31/2023
Number of options	179,579,481		179,579,481	179,579,481
Exercise price	$14.15		$14.15	$14.15
Underlying stock price	$0.1200		$0.0120	$0.0287
Expected Volatility	318%		323%	324%
Expected term (years)	6-7		5-6	5-6
Risk free rate	0.40	%.	4.73%	4.64%
Dividend Yield	$0		$0	$0
Share value	$0.1200		$0.0120	$0.0287
Aggregate Value	$21,534,642		$2,148,138	$29,010,783

3.	Private Placement of $5,025,000 in exchange for (i) 186,363,631 shares of Novint common stock, (ii) 2,704,545.45 shares of Novint Preferred Stock, and (iii) 456,818,176.00 Novint common stock warrants which have are immediately exercisable have a term of five years and an exercise price of $0.033.

The Novint warrants have been accounted for as a derivative liability with a fair value of $29,010,783 with the change in fair value reflected in the calculation of net income or loss. The company calculated the Fair value of the warrants at the end of each accounting period using the Black-Scholes option valuation model. The inputs and the resulting fair value are shown in the following table.

Input	1/1/2022		12/31/2022	3/31/2023
Number of warrants	1,035,288,971		1,035,288,971	1,035,288,971
Exercise price	$0.033		$0.033	$0.033
Underlying stock price	$0.1200		$0.0120	$0.0287
Expected Volatility	295%		250%	261%
Expected term (years)	3		3	3
Risk free rate	0.40	%.	4.73%	4.64%
Dividend Yield	$0		$0	$0
Share value	$0.1194		$0.0115	$0.0280
Aggregate Value	$123,571,142		$11,855,448	$29,010,783

4.	Record change in fair value of derivative liability for the three months ended March 31, 2023, and year ended December 31, 2022, of ($20,146,779) and $131,102,199, respectively.

5.	The Company did not record an income tax provision due to taxable losses and is more likely than not that the Company will not be able to utilize the loss carry forwards.

6.	Basic Earnings per share are based on 388,671,339 weighted average shares outstanding resulting from 202,308,708 shares outstanding plus 293,145,818 shares issued in the private placement, assuming all shares were outstanding as of January 1, 2022 for the year ended December 31, 2022 and January 1, 2023 for the three months ended March 31, 2023.

Diluted Earnings per share for the year ended December 31, 2022 are based on 2,827,113,852 weighted average shares outstanding resulting from 202,308,708 shares outstanding plus 293,145,818 shares issued in the private placement, 179,579,481 common stock options, 1,035,288,971 common stock warrants, and 11,122,454 convertible preferred stock shares resulting from the share exchange and private placement, assuming all shares were outstanding as of January 1, 2022 for the year ended December 31, 2022. Diluted Earnings per share for the three months ended March 31, 2023 is based on the basic weighted average shares outstanding of 500,000,000.